Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rise Gold Corp., (the "Company") on Form 10-Q for the period ended October 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mihai Draguleasa, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

1. this report fully complies with the requirements of Sections 13(a) or 15(d) of the 1934 Act, and

2. the information contained in this report fairly presents, in all material respects, the registrant's financial condition and results of operations of the registrant.

By: /s/ Mihai Draguleasa

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Name: Mihai Draguleasa
Title: Chief Financial Officer

 Date: December 15, 2025